                                                                    Exhibit 10.1

                                  YUASA, INC.
                                  -----------

                              OMNIBUS STOCK PLAN
                              ------------------


     1.   Purpose.  The Yuasa, Inc. Omnibus Stock Plan ("Plan") is intended to
          -------
secure for Yuasa, Inc. (the "Company") and its shareholders the benefits arising from ownership of the Company's Class A common stock, $.01 par value per share ("Common Stock"), by those selected executives and other key employees of the Company who will be responsible for its future growth. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company, and to provide key employees with an additional incentive to contribute to the success of the Company.

     2.   Elements of the Plan.  In order to maintain flexibility in the award
          --------------------
of stock benefits, the Plan is comprised of three parts. The first part is the Incentive Stock Option Plan ("Incentive Plan"). The second part is the Compensatory or Nonqualified Stock Option Plan ("Compensatory Plan"). The third part is the Stock Appreciation Rights Plan ("S.A.R. Plan"). Copies of the Incentive Plan, Compensatory Plan and S.A.R. Plan are attached hereto as Part I,
Part II and Part III, respectively, and are collectively referred to herein as the "Plans." The grant of an option or appreciation right under one of the Plans shall not be construed to prohibit the grant of an option or appreciation right under any of the other Plans.

     3.   Applicability of General Provisions.  Unless any Plan specifically
          -----------------------------------
indicates to the contrary, all Plans shall be subject to the General Provisions of the Omnibus Stock Plan set forth below.

     4.   Administration of the Plans.  The Plans shall be administered,
          ---------------------------
construed, governed and amended in accordance with their respective terms.

                   GENERAL PROVISIONS OF OMNIBUS STOCK PLAN

     Article 1.  Administration.  The Plan shall be administered by the
                 --------------
Compensation Committee of the Board of Directors of the Company. The committee, when acting to administer the Plan, is referred to as the "Plan Administrators." Any action of the Plan Administrators shall be taken by majority vote or the unanimous written consent of the Plan Administrators. The Board of Directors, with the Plan Administrators not voting, shall administer the Plan with respect to the options granted to the Plan Administrators in accordance with the provisions of the Compensatory Plan. No Plan Administrator or member of the Board of Directors of the Company or any parent or subsidiary, shall be liable for any action or determination made in good faith with respect to the Plan or to any option or stock appreciation right, granted thereunder.

     Article 2.  Authority of Plan Administrators.  Subject to the other
                 --------------------------------
provisions of this Plan, and with a view to effecting its purpose, the Plan Administrators shall have sole authority in their absolute discretion: (a) to construe and interpret the Plan; (b) to define the terms used herein; (c) to prescribe, amend, and rescind rules and regulations relating to the Plan; (d) to determine the employees to whom options and appreciation rights shall be granted under the Plan; (e) to determine the time or times at which options and appreciation rights shall be granted under the Plan; (f) to determine the number of shares subject to any option or stock appreciation right under the Plan as well as the option price, and the duration of each option and appreciation right and any other terms and conditions of options and appreciation rights; (g) to terminate the Plan; and (h) to make any other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan. All decisions, determinations, and interpretations made by the Plan Administrators shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

     Article 3.  Maximum Number of Shares Subject to the Plan.  The maximum
                 --------------------------------------------
aggregate number of shares of Common Stock available pursuant to the Plans, subject to adjustment as provided in Article 6 hereof, shall be equal to the number of shares that represent 5% of the Company's outstanding shares of Class A and Class B Common Stock immediately following the completion of the Company's initial public offering. If any of the options granted under this Plan expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall again be available for the purposes of the Plan.

     Article 4.  Eligibility and Participation.  Only regular full-time
                 -----------------------------
employees of the Company, including officers whether or not directors of the Company, or of any parent or any subsidiary, shall be eligible for selection by the Plan Administrators to participate in the Plan.

     Article 5.  Effective Date and Term of Plan.  The Plan was adopted by the
                 -------------------------------
Board of Directors of the Company effective March 9, 1998 and has been approved by the Company's shareholders. The Plan shall continue in effect for a term of 10 years unless sooner terminated under Article 2 of the General Provisions.

     Article 6.  Adjustments.  If the shares of Common Stock of the Company as a
                 -----------
whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and appreciation rights may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options and appreciation rights, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or appreciation right, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or appreciation right. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

     Article 7.  Termination and Amendment of Plan.  The Plan shall terminate no
                 ---------------------------------
later than 10 years from the date such Plan is adopted by the Board of Directors, or the date such Plan is approved by the shareholders, whichever is earlier. No options or appreciation rights, shall be granted under the Plan after that date. Subject to the limitation contained in Article 8 of the General Provisions, the Plan Administrators may at any time amend or revise the terms of the Plan, including the form and substance of the option and appreciation right agreements to be used hereunder; provided that no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold, subjected to appreciation, or distributed pursuant to options or appreciation rights, granted under this Plan, except as permitted under Article 6 of the General Provisions; (b) change the minimum purchase price for shares under Section 4 of the Incentive Plan and the Compensatory Plan; (c) increase the maximum term established under the Plans for any option or appreciation right; or (d) permit the granting of an option or appreciation right, to anyone other than as provided in Article 4 of the General Provisions.

     Article 8.  Prior Rights and Obligations.  No amendment, suspension, or
                 ----------------------------
termination of the Plan shall, without the consent of the employee who has received an option or appreciation right, alter or impair any of that employee's rights or obligations under any option or appreciation right granted under the Plan prior to such amendment, suspension, or termination.

     Article 9.  Privileges of Stock Ownership.  Notwithstanding the exercise of
                 -----------------------------
any options granted pursuant to the terms of this Plan, no employee shall have any of the rights or privileges of a shareholder of the Company with respect to any shares of stock issuable upon the exercise of his or her option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which such stock certificate is issued.

     Article 10.  Reservation of Shares of Common Stock.  The Company, during
                  -------------------------------------
the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Plan, seek to obtain from any regulatory agency having jurisdiction, any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed, by the Company's counsel, to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of the stock as to which the requisite authority shall not have been obtained.

     Article 11.  Tax Withholding.  The exercise of any option or appreciation
                  ---------------
right, granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option or appreciation right shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.

     Article 12.  Employment.  Nothing in the Plan or in any option or stock
                  ----------
appreciation right, shall confer upon any eligible employee any right to continued employment by the Company, or by any parent or subsidiary corporation, or limit in any way the right of the Company or any parent or subsidiary corporation at any time to terminate or alter the terms of that employment.

                                    PART I

                                  YUASA, INC.
                                  -----------
                          INCENTIVE STOCK OPTION PLAN
                          ---------------------------

     Section 1.  Purpose.  The purpose of the Yuasa, Inc. Incentive Stock Option
                 -------
Plan ("Incentive Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of responsibility with the Company and any parent or subsidiary, and to provide key employees with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). This Incentive Plan is
Part I of the Company's Omnibus Stock Plan ("Plan"). Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Plan.

     Section 2.  Option Terms and Conditions.  The terms and conditions of
                 ---------------------------
options granted under the Incentive Plan may differ from one another as the Plan Administrators shall, in their discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3.  Duration of Options.  Each option and all rights thereunder
                 -------------------
granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Plan Administrators, but in no event shall any option granted under the Incentive Plan expire later than 10 years from the date on which the option is granted, except that any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any parent or subsidiary, must exercise any options within five years from the date of grant. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

     Section 4.  Purchase Price.  The purchase price for shares acquired
                 --------------
pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than 10% of the combined voting power of all classes of stock of the Company, or of any parent or subsidiary, the purchase price shall not be less than 110% of fair market value. Fair market value shall be determined by the Plan Administrators on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse, and further provided, however, that if at the time the determination of fair market value is made, those shares are subject to trading on a national securities exchange for which sale prices are regularly reported, the fair market value of those shares shall not be less than the mean of the high and low asked or closing sales prices reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted. For purposes of this Section 4, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

     Section 5.  Maximum Amount of Options in Any Calendar Year.  The aggregate
                 ----------------------------------------------
fair market value (determined as of the time the option is granted), of the Common Stock with respect to which incentive stock options are first exercisable by any Optionee during any calendar year under the terms of this Plan and all such plans of the Company and any parent or subsidiary corporation, shall not exceed $100,000. Any option in excess of the foregoing limitations shall be granted pursuant to the Compensatory Plan, and shall be clearly and specifically designated as not being an incentive stock option.

     Grants to any employee under the Incentive Plan shall not exceed in the aggregate 200,000 options during any period of 12 consecutive months. Such limitation shall be subject to adjustments in the manner described in Article 6 of the General Provisions of this Plan.

     Section 6.  Exercise of Options.  Each option shall be exercisable in one
                 -------------------
or more installments during its term, and the right to exercise may be cumulative as determined by the Plan Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full, in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Plan Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option; provided that the form(s) of payment allowed the employee shall be established when the option is granted. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Plan Administrators in accordance with Section 4 of this Incentive Plan. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year.

     Section 7.  Acceleration of Right of Exercise of Installments.
                 -------------------------------------------------
Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event of a Change in Control, any option granted pursuant to the terms of the Incentive Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the Change in Control. For purposes of the Incentive Plan, the term "Change in Control" means any of the following:

               (i) Yuasa Japan, or an Affiliate ceases to beneficially own at least 40% of the combined voting power of all classes of stock of the Company; the term "Affiliate" as used in the Incentive Plan shall mean (A) any entity with respect to which Yuasa Japan, directly or indirectly, holds the right (by reason of its ownership of voting securities or by means of a proxy, voting trust or otherwise) to vote (or direct the voting of) more than 50% of the total votes which all holders of such entity's securities are entitled to cast or to otherwise elect a majority of the members of the board of directors of such entity; and (B) any entity which, directly or indirectly, holds the right (by reason of its ownership of the voting securities of Yuasa Japan or by means of a proxy, voting trust or otherwise) to vote (or direct the voting of) more than 50% of the total votes of Yuasa Japan which all holders of Yuasa Japan's securities are entitled to cast, or to otherwise elect a majority of the board of directors of such entity;

               (ii) the occurrence of, or execution of an agreement providing for, a sale of all or substantially all of the assets of the Company or Yuasa, Inc. (a Delaware Corporation) to an entity which is not Yuasa Japan (or an Affiliate of Yuasa Japan), but only on the date upon which all material conditions precedent to closing under such agreement have passed;

               (iii) the occurrence of, or execution of an agreement providing for, a reorganization, merger, consolidation or similar transaction involving the Company, unless Yuasa Japan (or an Affiliate of Yuasa Japan) will own securities representing a majority of the voting power of the surviving or resulting corporation; and

               (iv) any other event which is at any time irrevocably designated as a "Change in Control" for purposes of the Incentive Plan by resolution adopted by a majority of the then non-employee directors of the Company.

     Section 8.  Written Notice Required.  Any option granted pursuant to the
                 -----------------------
terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     Section 9.  Additional Exercise Provisions.  An employee granted and
                 ------------------------------
holding more than one option granted pursuant to the terms of the Incentive Plan at any relevant time may, in accordance with the provisions of the Incentive Plan, elect to exercise such options in any order.

     In addition, at the request of the employee and to the extent permitted by applicable law, the Company may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the employee, shall pay to the Company the exercise price of the options being exercised, and the Company, pursuant to an irrevocable notice from the employee, shall promptly deliver the shares being purchased to such brokerage firm.

     Section 10.  Compliance With Securities Laws.  Shares of Common Stock shall
                  -------------------------------
not be issued with respect to any option granted under the Incentive Plan unless the exercise of that option and the issuance and delivery of those shares pursuant to that exercise shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Plan Administrators may also require an employee to whom an option has been granted under the Incentive Plan ("Optionee") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 10.

     Section 11.  Employment of Optionee.  Each Optionee, if requested by the
                  ----------------------
Plan Administrators when the option is granted, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employ of the Company, or any parent or subsidiary corporation of the Company (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), as the case may be, following the date of the granting of that option for a period specified by the Plan Administrators, which period shall in no event exceed three years. Nothing in the Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company, or any parent or subsidiary corporation, or limit in any way the right of the Company or any parent or subsidiary corporation at any time to terminate or alter the terms of that employment.

     Section 12.  Option Rights Upon Termination of Employment.  If an Optionee
                  --------------------------------------------
ceases to be employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), for any reason other than early, normal, or late retirement, or if the Optionee is involuntarily terminated for any reason other than for Cause (as defined below), his or her option shall immediately terminate; provided, however, that the Plan Administrators may, at the time an option is granted, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, but in no event later than the option expiration date.

     Section 13.  Option Rights Upon Disability.  If an Optionee becomes
                  -----------------------------
permanently and totally disabled within the meaning of Code Section 22(e)(3) while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), the option may be exercised, to the extent exercisable on the date of termination of employment, in whole at any time or from time to time in part, but in no event later than the option expiration date.

     Section 14.  Option Rights Upon Death of Optionee.  Except as otherwise
                  ------------------------------------
limited by the Plan Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), or within three months after ceasing to be an employee thereof, his or her option shall expire two years after the date of death unless by its term it expires sooner. During this two year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 15.  Option Rights Upon Retirement.  If an Optionee ceases to be
                  -----------------------------
employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), because of early, normal or late retirement as defined in the Yuasa, Inc. Salaried Retirement and 401(k) Plan, the Optionee may exercise an option, to the extent that he or she was entitled to do so at the date of early, normal or late retirement, in whole at any time or from time to time in part, within six months after the date of such early, normal or late retirement, but in no event later than the option expiration date.

     Section 16.  Option Rights Upon Termination For Cause.  If the Optionee's
                  ----------------------------------------
employment is terminated by the Company for Cause, all unexercised options, whether vested or non-vested, shall be forfeited. For purposes of the Incentive Plan, Cause is defined to mean the termination of a Optionee's service with the Company because of (a) a felony conviction of the Optionee; (b) the commission by such Optionee of an act of fraud or embezzlement against the Company; (c) willful misconduct materially detriment to the Company; (d) the Optionee's continued failure to implement reasonable requests or directions arising from actions of the Company's Board of Directors after 30 days written notice to the Optionee; (e) the wrongful dissemination of confidential or proprietary information; (f) the engagement in competitive activities which directly or indirectly compete or interfere with the Company's research, development, manufacture, licensing, patenting or marketing of any of the Company's products; or (g) the intentional and habitual neglect by the Optionee of his or her duties to the Company.

     Section 17.  Options Not Transferable.  Options granted pursuant to the
                  ------------------------
terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.

     Section 18.  Adjustments to Number and Purchase Price of Optioned Shares.
                  -----------------------------------------------------------
All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Plan.

                                    PART II

                                  YUASA, INC.
                                  -----------
                        NONQUALIFIED STOCK OPTION PLAN
                        ------------------------------

     Section 1.  Purpose.  The purpose of the Yuasa, Inc. Nonqualified Stock
                 -------
Option Plan ("Compensatory Plan") is to permit the Company to grant options to purchase shares of its Class A Common Stock to selected executive officers and full-time, key employees of the Company. The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary, and to provide key employees with an additional incentive to contribute to the success of the Company. Any option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended ("Code"). This Compensatory Plan is Part II of the Company's Omnibus Stock Plan ("Plan"). Unless any provision herein indicates to the contrary, this Compensatory Plan shall be subject to the General Provisions of the Plan.

     Section 2.  Option Terms and Conditions.  The terms and conditions of
                 ---------------------------
options granted under this Compensatory Plan may differ from one another as the Plan Administrators shall, in their discretion, determine as long as all options granted under the Compensatory Plan satisfy the requirements of the Compensatory Plan.

     Section 3.  Duration of Options.  Each option and all rights thereunder
                 -------------------
granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Plan Administrators, but in no event shall any option granted under the Compensatory Plan expire later than 10 years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Compensatory Plan.

     Section 4.  Purchase Price.  The purchase price for shares acquired
                 --------------
pursuant to the exercise, in whole or in part, of any option shall be equal to or less than the fair market value of the shares at the time of the grant of the option, as determined by the Plan Administrators at the time of grant on the basis of such factors as they deem appropriate; provided, however, that fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, shall never lapse. If at the time of the determination, the shares of the Company are admitted to trading on a national securities exchange for which sales prices are regularly reported, the fair market value of those shares shall not be less than the mean of the high and low asked or closing sales prices reported for the Common Stock on that exchange on the day or most recent trading day preceding the date on which the option is granted. For purposes of this
Section 4, the term "national securities exchange" shall include the National Association of Securities Dealers Automated Quotation System and the over-the-counter market.

     Section 5.  Exercise of Options.  Each option shall be exercisable in one
                 -------------------
or more installments during its term and the right to exercise may be cumulative as determined by the Plan Administrators (or the Board of Directors with respect to the Plan Administrators). No options may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Plan Administrators (or the Board of Directors with respect to the Plan Administrators), or by a combination of cash, check or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Plan Administrators (or the Board of Directors with respect to the Plan Administrators) in accordance with Section 4 of this Compensatory Plan. Notwithstanding the foregoing, Common Stock acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an incentive stock option may not be tendered as payment unless it has been held, beneficially and of record, for at least one year. In addition, at the request of the employee and to the extent permitted by applicable law, the Company may, in its sole discretion, selectively approve arrangements with a brokerage firm under which such brokerage firm, on behalf of the employee, shall pay to the Company the exercise price of the options being exercised, and the Company, pursuant to an irrevocable notice from the employee, shall promptly deliver the shares being purchased to such brokerage firm.

     Section 6.  Acceleration of Right of Exercise of Installments.
                 -------------------------------------------------
Notwithstanding the first sentence of Section 5 of this Compensatory Plan, in the event of a Change in Control, any option granted pursuant to the terms of this Compensatory Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the Change in Control. For purposes of the Compensatory Plan, the term "Change in Control" means any of the following:

               (i) Yuasa Japan, or an Affiliate ceases to beneficially own at least 40% of the combined voting power of all classes of stock of the Company; the term "Affiliate" as used in the Compensatory Plan shall mean
     (A) any entity with respect to which Yuasa Japan, directly or indirectly, holds the right (by reason of its ownership of voting securities or by means of a proxy, voting trust or otherwise) to vote (or direct the voting of) more than 50% of the total votes which all holders of such entity's securities are entitled to cast or to otherwise elect a majority of the members of the board of directors of such entity; and (B) any entity which, directly or indirectly, holds the right (by reason of its ownership of the voting securities of Yuasa Japan or by means of a proxy, voting trust or otherwise) to vote (or direct the voting of) more than 50% of the total votes of Yuasa Japan which all holders of Yuasa Japan's securities are entitled to cast, or to otherwise elect a majority of the board of directors of such entity;

               (ii) the occurrence of, or execution of an agreement providing for, a sale of all or substantially all of the assets of the Company or Yuasa, Inc. (a Delaware Corporation) to an entity which is not Yuasa Japan (or an Affiliate of Yuasa Japan), but only on the date upon which all material conditions precedent to closing under such agreement have passed;

               (iii) the occurrence of, or execution of an agreement providing for, a reorganization, merger, consolidation or similar transaction involving the Company, unless Yuasa Japan (or an Affiliate of Yuasa Japan) will own securities representing a majority of the voting power of the surviving or resulting corporation; and

               (iv) any other event which is at any time irrevocably designated as a "Change in Control" for purposes of the Compensatory Plan by resolution adopted by a majority of the then non-employee directors of the Company.

     Section 7.  Written Notice Required.  Any option granted pursuant to the
                 -----------------------
terms of this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

     Section 8.  Compliance With Securities Laws.  Shares shall not be issued
                 -------------------------------
with respect to any option granted under the Compensatory Plan unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Plan Administrators may also require an employee to whom an option has been granted ("Optionee") to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option restricting their transferability as required by law or by this Section 8.

     Section 9.  Employment of Optionee.  Each Optionee, if requested by the
                 ----------------------
Plan Administrators, must agree in writing as a condition of the granting of his or her option, to remain in the employment of the Company or any parent or subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), following the date of the granting of that option for a period specified by the Plan Administrators, which period shall in no event exceed three years. Nothing in this Compensatory Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or any parent or subsidiary, or limit in any way the right of the Company or any parent or subsidiary at any time to terminate or alter the terms of that employment.

     Section 10.  Option Rights Upon Termination of Employment.  If any Optionee
                  --------------------------------------------
under this Compensatory Plan ceases to be employed by the Company or any parent or subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), for any reason other than early, normal, or late retirement, or if the Optionee is involuntarily terminated for any reason other than for Cause (as defined below), his or her option shall immediately terminate; provided, however, that the Plan Administrators may, at the time an option is granted, allow such option to be exercised (to the extent exercisable on the date of termination of employment), at any time within three months after the date of termination of employment, but in no event later than the option expiration date.

     Section 11.  Option Rights Upon Disability.  If an Optionee becomes
                  -----------------------------
permanently and totally disabled within the meaning of Code Section 22(e)(3) while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), the option may be exercised, to the extent exercisable on the date of termination of employment, in whole at any time or from time to time in part, but in no event later than the option expiration date.

     Section 12.  Option Rights Upon Death of Optionee.  Except as otherwise
                  ------------------------------------
limited by the Plan Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), or within three months after ceasing to be an employee thereof, his or her option shall expire two years after the date of death unless by its term it expires sooner. During this two year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

     Section 13.  Option Rights Upon Retirement.  If an Optionee ceases to be
                  -----------------------------
employed by the Company, or any parent or subsidiary corporation (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies), because of early, normal or late retirement as defined in the Yuasa, Inc. Salaried Retirement and 401(k) Plan, the Optionee may exercise an option, to the extent that he or she was entitled to do so at the date of early, normal or late retirement, in whole at any time or from time to time in part, within six months after the date of such early, normal or late retirement, but in no event later than the option expiration date.

     Section 14.  Option Rights Upon Termination For Cause.  If the Optionee's
                  ----------------------------------------
employment is terminated by the Company for Cause, all unexercised options, whether vested or non-vested, shall be forfeited. For purposes of the Compensatory Plan, Cause is defined to mean the termination of a Optionee's service with the Company because of (a) a felony conviction of the Optionee; (b) the commission by such Optionee of an act of fraud or embezzlement against the Company; (c) willful misconduct materially detriment to the Company; (d) the Optionee's continued failure to implement reasonable requests or directions arising from actions of the Company's Board of Directors after 30 days written notice to the Optionee; (e) the wrongful dissemination of confidential or proprietary information; (f) the engagement in competitive activities which directly or indirectly compete or interfere with the Company's research, development, manufacture, licensing, patenting or marketing of any of the Company's products; or (g) the intentional and habitual neglect by the Optionee of his or her duties to the Company.

     Section 15.  Restrictions on Transferability.  An option shall not be
                  -------------------------------
assignable or transferable by the Optionee other than by will or the laws of dissent and distribution and during the lifetime of an Optionee an option shall be exercisable only by such Optionee. However, an option granted under the Compensatory Plan may, in the discretion of the Plan Administrators, at the time of the grant, be transferred to and may thereafter be exercised by members of the Optionee's immediate family, or a partnership whose members include only the Optionee and/or members of the Optionee's immediate family, or a trust for the benefit of only the Optionee and/or members of the Optionee's immediate family. Provided, however, that any such permitted transfer shall not prevent termination of the option following the Optionee's termination of employment as provided in the Compensatory Plan. An option shall terminate immediately if it has been transferred to a partnership or trust as permitted above and any person who is not a member of the Optionee's immediate family becomes a member of such partnership or a beneficiary of such trust. As used herein, the term Optionee's immediate family includes only the Optionee's spouse, parents or other ancestors and children and other direct lineal descendants of the Optionee or the Optionee's spouse (including such ancestors and lineal descendants by adoption).

     Section 16.  Adjustments to Number and Purchase Price of Optioned Shares.
                  -----------------------------------------------------------
All options granted pursuant to the terms of this Compensatory Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Plan.

                                   PART III

                                  YUASA, INC.
                                  -----------
                        STOCK APPRECIATION RIGHTS PLAN
                        ------------------------------


     Section 1.  Purpose.  The purpose of the Yuasa, Inc. Stock Appreciation
                 -------
Rights Plan ("S.A.R. Plan") is to permit the Company to grant stock appreciation rights for its Class A Common Stock to its full-time, key employees. The S.A.R. Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and any parent or subsidiary and to provide key employees with an additional incentive to contribute to the success of the Company. This S.A.R. Plan is Part III of the Company's Omnibus Stock Plan ("Plan").

     Section 2.  Terms and Conditions.  The Plan Administrators may, but shall
                 --------------------
not be obligated to, authorize, on such terms and conditions as they deem appropriate in each case, the Company to accept the surrender by the recipient of a stock option granted under the Incentive Plan or the Compensatory Plan of the right to exercise that option, or portion thereof, in consideration for the payment by the Company of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option, or portion thereof surrendered, over the option price of such shares. Such payment, at the discretion of the Plan Administrators, may be made in shares of Common Stock valued at the then fair market value thereof, determined as provided in Section 4 of the Incentive Plan, or in cash or partly in cash and partly in shares of Common Stock; provided that with respect to rights granted in tandem with incentive stock options, the Plan Administrators shall establish the form(s) of payment allowed the Optionee at the date of grant. The Plan Administrators shall not be authorized to make payment to any optionee in shares of the Company's Common Stock unless Section 83 of the Internal Revenue Code of 1986, as amended ("Code") would apply to the Common Stock transferred to the Optionee. Notwithstanding the foregoing, the Company may not permit the exercise and cancellation of a stock appreciation right issued pursuant to this S.A.R. Plan until the Company has been subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act") for a period of at least one year prior to the exercise and cancellation of any such stock appreciation right. To the extent applicable, the definition of Change in Control contained in the Incentive Plan and the Compensatory Plan, respectively, are applicable to a stock appreciation right granted under the S.A.R. Plan.

     Section 3.  Time Limitations.  Any election by an Optionee to exercise the
                 ----------------
stock appreciation rights provided in this S.A.R. Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Company pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

     Section 4.  Exercise of Stock Appreciation Rights; Effect on Stock Options
                 --------------------------------------------------------------
and Vice-Versa.  Upon the exercise of a stock appreciation right, the number of
--------------
shares available under the stock option to which it relates shall decrease by a number equal to the number of shares for which the right was exercised. Upon the exercise of a stock option, any related stock appreciation right shall terminate as to any number of shares subject to the right that exceeds the total number of shares for which the stock option remains unexercised.

     Section 5.  Time of Grant.  With respect to options granted under the
                 -------------
Incentive Plan, stock appreciation rights must be granted concurrently with the stock options to which they relate; with respect to options granted under the Compensatory Plan, stock appreciation rights may be granted concurrently or at any time thereafter prior to the exercise or expiration of such options.

     Section 6.  Non-Transferable.  The holder of a stock appreciation right may
                 ----------------
not transfer or assign the right otherwise than by will or in accordance with the laws of descent and distribution. Furthermore, in the event of the termination of his or her service with the Company as a director, officer and/or employee, the right may be exercised only within the period, if any, which the option to which it relates may be exercised.

     Section 7.  Tandem Incentive Stock Option - Stock Appreciation Right.
                 --------------------------------------------------------
Whenever an incentive stock option, granted pursuant to the Incentive Plan and a stock appreciation right authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

     1) The stock appreciation right will expire no later than the expiration of the underlying incentive stock option;

     2) The stock appreciation right may be for no more than the difference between the exercise price of the underlying option and the market price of the stock subject to the underlying option at the time the stock appreciation right is exercised;

     3) The stock appreciation right is transferable only when the underlying incentive stock option is transferable, and under the same conditions;

     4) The stock appreciation right may be exercised only when the underlying incentive stock option is eligible to be exercised; and

     5) The stock appreciation right may be exercised only when the market price of the stock subject to the option exceeds the exercise price of the stock subject to the option.

     Section 8.  Tandem Stock Option - Limited Stock Appreciation Right.  The
                 ------------------------------------------------------
Plan Administrators may provide that any tandem stock appreciation right granted pursuant to Section 8 hereof be a limited stock appreciation right, in which event:

     1) The limited stock appreciation right shall be exercisable during the period beginning on the first day following the expiration of an Offer (as defined below) and ending on the thirtieth day following such date (but in no event less than six months after the date of grant of the right);

     2) Neither the option tandem to the limited stock appreciation right nor any other stock appreciation right tandem to such option may be exercised at any time that the limited stock appreciation right may be exercised, provided that this requirement shall not apply in the case of an incentive stock option tandem to a limited stock appreciation right if and to the extent that the Plan Administrators determine that such requirement is not consistent with applicable statutory provisions regarding incentive stock options and the regulations issued thereunder;

     3) Upon exercise of the limited stock appreciation right, the fair market value of the shares to which the right relates for purposes of Section 4 of the Incentive Plan shall be determined as the highest price per share paid in any Offer that is in effect at any time during the period beginning on the sixtieth day prior to the date on which the limited stock appreciation right is exercised and ending on such exercise date; provided, however, with respect to a limited stock appreciation right tandem to an incentive stock option, the Plan Administrators shall determine fair market value of such shares in a different manner if and to the extent that the Plan Administrators deem necessary or desirable to conform with applicable statutory provisions regarding incentive stock options and the regulations issued thereunder.

     The term "Offer" shall mean any tender offer or exchange offer for shares of the Company, provided that the person making the offer acquires shares of the Company's capital stock pursuant to such offer.

     Section 9.  Exercise Restriction Effects.  For the purposes of Section 9 of
                 ----------------------------
the Incentive Plan, a tandem incentive stock option - stock appreciation right will be considered exercised in full when either the underlying incentive stock option or the stock appreciation right is fully exercised.

     Section 10.  Request for Reports.  A copy of the Company's annual report to
                  -------------------
shareholders shall be delivered to each Optionee. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report and each Form 10-Q Quarterly Report and Form 8-K Current Report filed with the Securities and Exchange Commission since the end of the Company's prior fiscal year.